Exhibit 99.2
2Q 2024 Earnings Call 16 May 2024 Exhibit 99.2 (Furnished herewith)

2 John Deere | 2Q 2024 Earnings Call | May 16, 2024 Forward-Looking Statements This earnings call and accompanying materials may include forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by words such as “forecast,” “guidance,” “project,” “target,” “outlook,” “prospects,” “expect,” “estimate,” “will,” “goal,” “plan,” “anticipate,” “intend,” “predict,” “believe,” “likely,” “future,” “could,” “may,” or other similar words or phrases, including the negative variations of such words or phrases. Examples of forward-looking statements include, among others, comments and information concerning the company’s plans and projections for the future, including estimates and assumptions with respect to economic, political, technological, weather, market acceptance, acquisitions and divestitures of businesses, anticipated transaction costs, the integration of new businesses, anticipated benefits of acquisitions, and other factors that impact the company’s businesses and customers. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on management’s current beliefs, expectations and assumptions regarding the future of the company’s business, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, changes in circumstances, and other factors that are difficult to predict and many of which are outside of the Company’s control causing actual results to differ materially from those projected in these forward-looking statements. Among these factors are risks related to changes in U.S. and international laws and regulations, the political and economic geographies in which we operate, international conflicts, adverse macroeconomic conditions impacting consumer practices, including demand for John Deere products, and changes in climate patterns. For a discussion of some of these risks and uncertainties see “Item 1A Risk Factors” in our most recent Annual Report on Form 10-K, as updated by our subsequent filings with the U.S. Securities and Exchange Commission. Investors should refer to and consider the information on risks and uncertainties in addition to the information presented here. All forward-looking statements made in this earnings call and accompanying materials are based only on information currently available and speaks only as of the date on which it is made. You should not place undue reliance on forward-looking statements. The Company, except as required by law, undertakes no obligation to update or revise any forward-looking statements whether as a result of new developments or otherwise. This earnings call and accompanying materials may contain non-GAAP financial measures. Non-GAAP measures should be viewed as a supplement to, and not in isolation from, or as a substitute for the Company’s GAAP measures of performance and the financial results calculated in accordance with GAAP and reconciliations from these results should be carefully evaluated. 20

3 John Deere | 2Q 2024 Earnings Call | May 16, 2024 2Q 2024 Results ($ millions except where noted) $17,387 $15,235 2Q 2023 2Q 2024 $16,079 $13,610 2Q 2023 2Q 2024 $2,860 $2,370 2Q 2023 2Q 2024 $9.65 $8.53 2Q 2023 2Q 2024 15% Net Sales and Revenues Net Sales (Equipment Operations) Net Income (attributable to Deere & Company) Diluted EPS ($ per share) 12% 17% 12% 21

4 John Deere | 2Q 2024 Earnings Call | May 16, 2024 Production and Precision Ag 2Q 2024 Results $ in millions $7,822 $6,581 2Q 2023 2Q 2024 Net Sales 16% Operating Profit Comparison $1,650 ($627) ($12) ($41) ($21) $0 $2,170 $137 $27 $17 2Q 2023 Volume/ Mix Price Currency Warranty Production Costs SA&G/ R&D Special Items Other 2Q 2024 22

5 John Deere | 2Q 2024 Earnings Call | May 16, 2024 Small Ag and Turf 2Q 2024 Results $ in millions $4,145 $3,185 2Q 2023 2Q 2024 Net Sales 23% Operating Profit Comparison $571 ($307) ($12) ($10) ($14) $0 ($3) $849 $62 $6 2Q 2023 Volume/ Mix Price Currency Warranty Production Costs SA&G/ R&D Special Items Other 2Q 2024 23

6 John Deere | 2Q 2024 Earnings Call | May 16, 2024 Ag and Turf Industry Outlook (in units) – FY 2024 Source: Deere & Company forecast as of 16 May 2024 U.S. and CANADA LARGE AG ~15% EUROPE AG ~15% SOUTH AMERICA AG (tractors and combines) 15-20% U.S. and CANADA SMALL AG and TURF ~10% ASIA AG Down moderately 24

7 John Deere | 2Q 2024 Earnings Call | May 16, 2024 Production and Precision Ag Business Segment Outlook $ in millions Source: Deere & Company forecast as of 16 May 2024 26.1% FY 2023 FY 2024 Fcst $26,790 FY 2023 FY 2024 Fcst Net Sales Operating Margin 20-25% 20.5-21.5% 25

8 John Deere | 2Q 2024 Earnings Call | May 16, 2024 $13,980 FY 2023 FY 2024 Fcst Small Ag and Turf Business Segment Outlook $ in millions Source: Deere & Company forecast as of 16 May 2024 17.7% FY 2023 FY 2024 Fcst Net Sales Operating Margin 20-25% 13.5-14.5% 26

9 John Deere | 2Q 2024 Earnings Call | May 16, 2024 Construction and Forestry 2Q 2024 Results $ in millions $4,112 $3,844 2Q 2023 2Q 2024 Net Sales 7% Operating Profit Comparison $668 ($114) ($15) ($46) $0 ($25) $838 $17 $9 $4 2Q 2023 Volume/ Mix Price Currency Warranty Production Costs SA&G/ R&D Special Items Other 2Q 2024 27

10 John Deere | 2Q 2024 Earnings Call | May 16, 2024 Construction and Forestry Industry Outlook (in units) – FY 2024 Source: Deere & Company forecast as of 16 May 2024 U.S. and CANADA COMPACT CONSTRUCTION EQUIPMENT Flat GLOBAL FORESTRY ~10% U.S. and CANADA CONSTRUCTION EQUIPMENT Flat to down 5% GLOBAL ROADBUILDING Flat to down 5% 28

11 John Deere | 2Q 2024 Earnings Call | May 16, 2024 Construction and Forestry Business Segment Outlook $ in millions Source: Deere & Company forecast as of 16 May 2024 18.2% FY 2023 FY 2024 Fcst $14,795 FY 2023 FY 2024 Fcst Net Sales Operating Margin 5-10% ~17% 29

12 John Deere | 2Q 2024 Earnings Call | May 16, 2024 Financial Services Net Income – Results and Outlook $ in millions Source: Deere & Company forecast as of 16 May 2024 $28 $162 2Q 2023 2Q 2024 Quarter Results Fiscal Year Outlook $619 $770 FY 2023 FY 2024 Fcst ~ 30

13 John Deere | 2Q 2024 Earnings Call | May 16, 2024 Deere & Company Outlook Effective Tax Rate* Net Income (attributable to Deere & Co.) ~$7.0B 23-25% FY 2024 FORECAST Net Operating Cash Flow* $7.0-7.25B *Equipment Operations Source: Deere & Company forecast as of 16 May 2024 Other Research and Development Expenses* Capital Expenditures* Up slightly ~$1.9B 31

14 John Deere | 2Q 2024 Earnings Call | May 16, 2024 Appendix 32

15 John Deere | 2Q 2024 Earnings Call | May 16, 2024 April 2024 Retail Sales (Rolling 3 Months) and Dealer Inventories Retail Sales U.S. and Canada Ag Industry* Deere** 2WD Tractors (< 40 PTO hp) 10% In line with the industry 2WD Tractors (40 < 100 PTO hp) 6% Flat 2WD Tractors (100+ PTO hp) 4% More than the industry 4WD Tractors 4% More than the industry Combines 7% Single digit Deere Dealer Inventories*** U.S. and Canada Ag 2024 2023 2WD Tractors (100+ PTO hp) 31% 29% Combines 15% 23% * As reported by the Association of Equipment Manufacturers ** As reported to the Association of Equipment Manufacturers *** In units as a % of trailing 12 months retail sales, as reported to the Association of Equipment Manufacturers 33

16 John Deere | 2Q 2024 Earnings Call | May 16, 2024 Retail Sales U.S. and Canada Deere* Selected Turf and Utility Equipment Single digit Construction and Forestry First-in-the-Dirt Settlements Single digit High single digit April 2024 Retail Sales (Rolling 3 Months) Retail Sales Europe Ag Deere* Tractors Double digits Combines Double digits * Based on internal sales reports 34

17 John Deere | 2Q 2024 Earnings Call | May 16, 2024 Deere Use-of-Cash Priorities SHARE REPURCHASE Manage the balance sheet, including liquidity, to support a rating that provides access to low-cost and readily available short- and long-term funding mechanisms (reflects the strategic nature of our financial services operation) Fund value-creating investments in our businesses Consistently and moderately raise dividend targeting a 25-35% payout ratio of mid-cycle earnings Consider share repurchase as a means to deploy excess cash to shareholders, once above requirements are met COMMITTED TO “A” RATING FUND OPERATING & GROWTH NEEDS COMMON STOCK DIVIDEND CASH FROM OPERATIONS 35

18 John Deere | 2Q 2024 Earnings Call | May 16, 2024 Deere & Company’s 3Q 2024 earnings call is scheduled for 9:00 a.m. Central Time on Thursday, 15 August 2024. 36